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              CONSENT OF GOLDENBERG ROSENTHAL FRIEDLANDER, LLP


    We consent to the incorporation by reference in this Current Report on Form 8-K/A, filed with the Securities and Exchange Commission by Apartment Investment and Management Company (AIMCO) of our reports with respect to the audits of the Partnerships named below for the year ended December 31, 1994. We further consent to the incorporation by reference of such reports in AIMCO's Registration Statement on Form S-3 (No. 333-26415), AIMCO's Registration Statement on Form S-3 (No. 33-98338), AIMCO's Registration Statement on Form S-3 (No. 333-828), AIMCO's Registration Statement on Form S-3 (No. 333-4542), AIMCO's Registration Statement on Form S-3 (No. 333-4546), AIMCO's Registration Statement on Form S-3 (No. 333-8997), AIMCO's Registration Statement on Form S-3 (No. 333-17431), AIMCO's Registration Statement on Form S-8 (No. 333-4550), AIMCO's Registration Statement on Form S-8 (No. 333-4548), AIMCO'S Registration Statement on Form S-8 (No. 333-14481), AIMCO's Registration Statement on Form S-3 (No. 333-20755), AIMCO's Registration Statement on Form S-3 (No. 333-36531), AIMCO's Registration Statement on Form S-3 (No. 333-36537), and AIMCO's Registration Statement on Form S-8 (No. 333-36803), all filed with the Securities and Exchange Commission.

     NAME OF PARTNERSHIP                                       DATE OF REPORT
     -------------------                                       --------------

     Baisley Park Associate (A Limited Partnership)            February 3, 1995
     Brunswick Village Limited Partnership                     January 23, 1995
     Churchview Gardens Limited Partnership                    January 23, 1995
     Harris Gardens Limited Partnership                        January 23, 1995
     Hawksworth Limited Partnership                            January 21, 1995
     Hollows Associates (A Limited Partnership)                February 3, 1995
     Kimberton Apartments Associates (A Limited Partnership)   January 18, 1995
     Washington Northgate Limited Partnership                  February 3, 1995
     Washington Westgage Limited Partnership                   January 28, 1995
     Windsor Apartments Associates (A Limited Partnership)     January 18, 1995


                                 /s/  Goldenberg Rosenthal Friedlander, LLP

Jenkintown, PA
October 3, 1997